UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 15, 2011

QKL STORES INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan
Dongfeng Road
Sartu District
163300 Daqing, PRC
(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 31, 2011, QKL Stores Inc. (the “Company”) issued a press release regarding its financial results for the three and twelve months ended December 31, 2010 (“Earnings Release”).

On March 15, 2011, the Company issued a press release announcing selected preliminary financial results for the quarter ended December 31, 2010 (“Preliminary Earnings Release”).  The Earnings Release contains a correction to the Company’s fourth quarter revenues for 2009, which were incorrectly stated in the Preliminary Earnings Release.  The full text of the Earnings Release and Preliminary Earnings Release is set forth in Exhibits 99.1 and 99.2, respectively, attached hereto.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Exhibits

99.1           Press Release of QKL Stores Inc. dated March 31, 2011.
99.2           Press Release of QKL Stores Inc. dated March 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC. By: /s/ Zhuangyi Wang Name: Zhuangyi Wang Title: Chief Executive Officer

Dated: March 31, 2011